                                                                   EXHIBIT 10.18



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                           LOAN AND SECURITY AGREEMENT

                                 by and between


                        AMERIVISION COMMUNICATIONS, INC.,
                             an Oklahoma corporation


                                       and


                             COAST BUSINESS CREDIT,
                      a division of Southern Pacific Bank,
                            a California corporation


                          Dated as of February 1, 1999


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   COAST BUSINESS CREDIT                           LOAN AND SECURITY AGREEMENT
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                                TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----

1.    DEFINITIONS............................................................1
              Account Debtor.................................................1
              Affiliate......................................................1
              Agreement......................................................1
              AmeriTel.......................................................1
              Audit..........................................................1
              Borrower.......................................................1
              Borrower's Address.............................................1
              Business Day...................................................1
              Carrier Reserve................................................1
              Change of Control..............................................2
              Closing Date...................................................2
              Coast..........................................................2
              Code...........................................................2
              Collateral.....................................................2
              Credit Limit...................................................2
              Debt Reserve...................................................2
              Default........................................................2
              Deposit Account................................................2
              Dollars or $...................................................2
              Early Termination Fee..........................................2
              EBIT...........................................................2
              EBITDA.........................................................2
              Eligible Receivables...........................................2
              Eligible Unbilled Receivables..................................3
              Equipment......................................................3
              Event of Default...............................................3
              GAAP...........................................................3
              General Intangibles............................................3
              Hebron.........................................................4
              Hold...........................................................4
              Inventory......................................................4
              Investment Property............................................4
              Leased Locations...............................................4
              Loan Documents.................................................4
              Loans..........................................................4
              Material Adverse Effect........................................4
              Material Subsidiary............................................4
              Maturity Date..................................................4
              Maximum Dollar Amount..........................................4
              Minimum Monthly Interest.......................................4
              Net Worth......................................................4
              Obligations....................................................4
              Patrick Enterprises............................................4
              Permitted Liens................................................4
              Person.........................................................5
              Prime Rate.....................................................5
              Receivables....................................................5
              Renewal Date...................................................5
              Renewal Fee....................................................5
              Solvent........................................................5
              Subordinated Creditors.........................................6
              Triggering Event...............................................6
              USBI...........................................................6
              VisionQuest....................................................6
              WorldCom.......................................................6
              Year 2000 Problem..............................................6
              Other Terms....................................................6

2.    CREDIT FACILITIES......................................................6
      2.1     LOANS..........................................................6

3.    INTEREST AND FEES......................................................6
      3.1     INTEREST.......................................................6
      3.2     FEES...........................................................6

4.    SECURITY INTEREST......................................................6

5.    CONDITIONS PRECEDENT...................................................7
      5.1     Status of Accounts at Closing..................................7
      5.2     Minimum Availability...........................................7
      5.3     Landlord Waiver................................................7
      5.4     Opinion of Borrower's Counsel..................................7
      5.5     Priority of Coast's Liens......................................7
      5.6     Insurance......................................................7
      5.7     Borrower's Existence...........................................7
      5.8     Organizational Documents.......................................7
      5.9     Taxes..........................................................7
      5.10    Due Diligence..................................................7
      5.11    Other Documents and Agreements.................................7
      5.12    Management Background Checks...................................8
      5.13    Lockbox/Triparty/Blocked Account Agreements....................8
      5.14    Debt Subordination  Agreements.................................8
      5.15    Year 2000 Assessment Certificate...............................8
      5.16    Net Worth......................................................8
      5.17    PATRICK ENTERPRISES INFUSION...................................8
      5.18    Outline of Carrier Agreement Terms.............................8
      5.19    Discount Long Distance.........................................8
      5.20    Settlement with The Caleb Trust................................8

6.    REPRESENTATIONS, WARRANTIES AND
      COVENANTS OF THE BORROWER..............................................8
      6.1     Existence and Authority........................................9
      6.2     Name; Trade Names and Styles...................................9
      6.3     Place of Business; Location of Collateral......................9
      6.4     Title to Collateral; Permitted Liens...........................9
      6.5     Maintenance of Collateral......................................9
      6.6     Books and Records..............................................9
      6.7     Financial Condition, Statements And Reports....................9


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


   COAST BUSINESS CREDIT                           LOAN AND SECURITY AGREEMENT
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
      6.8     Tax Returns and Payments; Pension Contributions.........10
      6.9     Compliance with Law.....................................10
      6.10    Litigation..............................................10
      6.11    Use of Proceeds.........................................10
      6.12    Year 2000 Compliance....................................10

7.    RECEIVABLES.....................................................10
      7.1     Representations Relating to Receivables ................10
      7.2     Representations Relating to Documents
              and Legal Compliance....................................10
      7.3     Schedules and Documents Relating to Receivables.........10
      7.4     Collection of Receivables...............................11
      7.5     Remittance of Proceeds..................................11
      7.6     Disputes................................................11
      7.7     Intentionally Deleted...................................11
      7.8     Verification............................................11
      7.9     No Liability............................................11

8.    ADDITIONAL DUTIES OF THE BORROWER...............................12
      8.1     Financial and Other Covenants...........................12
      8.2     Insurance...............................................12
      8.3     Reports.................................................12
      8.4     Access to Collateral, Books and Records.................12
      8.5     Negative Covenants......................................12
      8.6     Litigation Cooperation..................................13
      8.7     Further Assurances......................................13

9.    TERM............................................................13
      9.1     Maturity Date...........................................13
      9.2     Early Termination.......................................13
      9.3     Payment of Obligations..................................14

10.   EVENTS OF DEFAULT AND REMEDIES..................................14
      10.1    Events of Default.......................................14
      10.2    Remedies................................................15
      10.3    Standards for Determining Commercial Reasonableness.....16
      10.4    Power of Attorney.......................................17
      10.5    Application of Proceeds.................................18
      10.6    Remedies Cumulative.....................................18

11.   GENERAL PROVISIONS..............................................18
      11.1    Interest Computation....................................18
      11.2    Application of Payments.................................18
      11.3    Charges to Accounts.....................................18
      11.4    Monthly Accountings.....................................18
      11.5    Notices.................................................18
      11.6    Severability............................................19
      11.7    Integration.............................................19
      11.8    Waivers.................................................19
      11.9    No Liability for Ordinary Negligence....................19
      11.10   Amendment...............................................19
      11.11   Time of Essence.........................................19
      11.12   Attorneys Fees, Costs and Charges.......................19
      11.13   Benefit of Agreement....................................20
      11.14   Publicity...............................................20
      11.15   Paragraph Headings; Construction........................20
      11.16   Governing Law; Jurisdiction; Venue......................20
      11.17   MUTUAL WAIVER OF JURY TRIAL.............................20


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            COAST

            LOAN AND SECURITY AGREEMENT

BORROWER:          AMERIVISION COMMUNICATIONS, INC., AN OKLAHOMA
                   CORPORATION

ADDRESS:           5900 MOSTELLER DRIVE, SUITE 1850
                   OKLAHOMA CITY, OKLAHOMA  73112

DATE:              FEBRUARY  1, 1999

THIS LOAN AND SECURITY AGREEMENT is entered into on the above date between COAST BUSINESS CREDIT, a division of Southern Pacific Bank ("Coast"), a California corporation, with offices at 12121 Wilshire Boulevard, Suite 1111, Los Angeles, California 90025, and the borrower named above ("Borrower"), whose chief executive office is located at the above address ("Borrower's Address"). The Schedule to this Agreement (the "Schedule") shall for all purposes be deemed to be a part of this Agreement, and the same is an integral part of this Agreement. (Definitions of certain terms used in this Agreement are set forth in Section 1 below.)


1. DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

     "Account Debtor" means the obligor on a Receivable other than a local exchange carrier or the obligor on a General Intangible.

     "Affiliate" means, with respect to any Person, a relative, partner, shareholder, director, officer, or employee of such Person, or any parent or subsidiary of such Person, or any Person controlling, controlled by or under common control with such Person.

     "Agreement" means this Agreement, together with all schedules and exhibits hereto, as amended, supplemented or otherwise modified from time to time.

     "Alternative Carrier" means a telecommunications carrier, other than WorldCom, acceptable to Coast which contracts to supply telecommunication services to Borrower, on terms substantially similar to the terms provided to Borrower by WorldCom, with said terms to be reasonably acceptable to Coast.

     "AmeriTel" means AmeriTel Communications, Inc., an Oklahoma corporation.

     "Audit" means to inspect, audit and copy Borrower's books and records and the Collateral.

     "Borrower" has the meaning set forth in the introduction to this Agreement.

     "Borrower's Address" has the meaning set forth in the introduction to this Agreement.

     "Business Day" means a day on which Coast is open for business.

     "Carrier Reserve" means the reserve established and maintained on a thirty
(30) day accrual, by Coast against the Loans which would otherwise be available under this Agreement to cover the amount of wholesale carrier charges incurred by Borrower as provided for in Section 8.1 of the Schedule. Attached as Exhibit "F" is an example of the procedure for establishing and maintaining the Carrier Reserve.



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     "Change of Control" shall be deemed to have occurred at such time as a
"person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) (other than the current holders of the ownership interests in any Borrower) becomes the "beneficial owner" (as defined in Rule 13d- 3 under the Securities Exchange Act of 1934), directly or indirectly, as a result of any single transaction, of more than twenty-five percent (25%) of the total voting power of all classes of stock or other ownership interests then outstanding of any Borrower normally entitled to vote in the election of directors or analogous governing body.

     "Closing Date" means the date of the initial funding under this Agreement.

     "Coast" has the meaning set forth in the introduction to this Agreement.

     "Code" means the Uniform Commercial Code as adopted and in effect in the State of California from time to time.

     "Collateral" has the meaning set forth in Section 4 hereof.

     "Collections" means Borrower's recurring monthly "subscriber" collections.

     "Credit Limit" means the maximum amount of Loans that Coast may make to Borrower pursuant to the amounts and percentages shown on the Schedule.

     "Debt Reserve" has the meaning set forth in Section 2.1 of the Schedule.

     "Default" means any event which with notice or passage of time or both, would constitute an Event of Default.

     "Deposit Account" has the meaning set forth in Section 9105 of the Code.

     "Dollars or $" means United States dollars.

     "Early Termination Fee" means the amount set forth on the Schedule that Borrower must pay Coast if this Agreement is terminated by Borrower or Coast pursuant to Section 9.2 hereof.

     "EBIT" means, in any fiscal period, Borrower's consolidated net income (other than extraordinary or non-recurring items of Borrower for such period), plus (i) the amount of all interest expense and income tax expense of Borrower for such period, on a consolidated basis, and plus or minus (as the case may be)
(ii) any other non-cash charges which have been added or subtracted, as the case may be, in calculating Borrower's consolidated net income for such period.

     "EBITDA" means, in any fiscal period, Borrower's consolidated net income (other than extraordinary or non-recurring items of Borrower for such period), plus (i) the amount of all interest expense, income tax expense, depreciation expense, and amortization expense of Borrower for such period, on a consolidated basis, and plus or minus (as the case may be) (ii) any other non-cash charges or extraordinary expenses in accordance with GAAP which have been added or subtracted, as the case may be, in calculating Borrower's consolidated net income for such period. Attached as Exhibit "A" is a sample calculation of EBITDA based upon Borrower's most recent financial statements.

     "Eligible Receivables" means Receivables arising in the ordinary course of Borrower's business from the sale of goods or rendition of services, which Coast, in its sole judgment, shall deem eligible for borrowing, based on such considerations as Coast may from time to time deem appropriate. Eligible Receivables shall not include the following:

         (a) Receivables that the Account Debtor has failed to pay within 90 days of invoice date or Accounts with selling terms of more than 30 days;

         (b) Receivables owed by an Account Debtor or its Affiliates where twenty-five percent (25%) or more of all Receivables owed by that Account Debtor (or its Affiliates) are deemed ineligible under clause (a) above;

         (c) Receivables with respect to which the Account Debtor is an employee, Affiliate, or agent of Borrower;

         (d) Receivables with respect to which goods are placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, or other terms by reason of which the payment by the Account Debtor may be conditional;

         (e) Receivables that are not payable in Dollars or with respect to which the Account Debtor: (i) does not maintain its chief executive office in the United States, or (ii) is not organized under the laws of the United States or any State thereof, or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof;



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      COAST BUSINESS CREDIT                        LOAN AND SECURITY AGREEMENT
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         (f) Receivables with respect to which the Account Debtor is either (i)
the United States or any department, agency, or instrumentality of the United States (exclusive, however, of Accounts with respect to which Borrower has complied, to the satisfaction of Coast, with the Assignment of Claims Act, 31 U.S.C. Section 3727), or (ii) any State of the United States (exclusive, however, of Receivables owed by any State that does not have a statutory counterpart to the Assignment of Claims Act);

         (g) Receivables with respect to which the Account Debtor is a creditor of Borrower, has or has asserted a right of setoff, has disputed its liability, or has made any claim with respect to the Receivables;

         (h) Receivables with respect to an Account Debtor whose total obligations owing to Borrower exceed twenty percent (20%) of all Eligible Receivables, to the extent of the obligations owing by such Account Debtor in excess of such percentage;

         (i) Receivables with respect to which the Account Debtor is subject to any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation proceeding, or becomes insolvent, or goes out of business;

         (j) Receivables the collection of which Coast, in its reasonable credit judgment, believes in good faith to be doubtful by reason of the Account Debtor's financial condition;

         (k) Receivables with respect to which the goods giving rise to such Receivable have not been shipped and billed to the Account Debtor, the services giving rise to such Receivable have not been performed and accepted by the Account Debtor, or the Receivable otherwise does not represent a final sale;

         (l) Receivables with respect to which the Account Debtor is located in the states of New Jersey, Minnesota, Indiana, or West Virginia (or any other state that requires a creditor to file a Business Activity Report or similar document in order to bring suit or otherwise enforce its remedies against such Account Debtor in the courts or through any judicial process of such state), unless Borrower has qualified to do business in New Jersey, Minnesota, Indiana, West Virginia, or such other states, or has filed a Notice of Business Activities Report with the applicable division of taxation, the department of revenue, or with such other state offices, as appropriate, for the then-current year, or is exempt from such filing requirement; and

         (m) Receivables that represent progress payments or other advance billings that are due prior to the completion of performance by Borrower of the subject contract for goods or services.

     "Eligible Unbilled Receivables" means Eligible Receivables as to which the invoice has not yet been prepared and sent to an Account Debtor; provided, however, an otherwise Eligible Unbilled Receivable shall cease being an Eligible Unbilled Receivable when it is invoiced and the invoice sent to the Account Debtor or if no invoice is prepared and sent to the Account Debtor, thirty (30) days after the end of the calendar month in which the services, giving rise to the Receivable, were rendered.

     "Equipment" means all of Borrower's present and hereafter acquired machinery, molds, machine tools, motors, furniture, equipment, furnishings, fixtures, trade fixtures, motor vehicles, tools, parts, dies, jigs, goods and other goods (other than Inventory) of every kind and description used in Borrower's operations or owned by Borrower and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions or improvements to any of the foregoing, wherever located.

     "Event of Default" means any of the events set forth in Section 10.1 of this Agreement.

     "GAAP" means generally accepted accounting principles as in effect from time to time in the United States, consistently applied.

     "General Intangibles" means all general intangibles of Borrower, whether now owned or hereafter created or acquired by Borrower, including, without limitation, all choses in action, causes of action, corporate or other business records, Deposit Accounts, Investment Property, inventions, designs, drawings, blueprints, patents, patent applications, trademarks and the goodwill of the business symbolized thereby, names, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, security and other deposits, rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, all claims of Borrower against Coast, rights to purchase or sell real or personal property, rights as a licensor or licensee of any kind, royalties, telephone numbers, proprietary information, purchase orders, and all insurance policies and claims (including without limitation life insurance, key man insurance, credit insurance, liability insurance, property insurance and other insurance), tax refunds and claims, computer programs, discs, tapes and tape



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   COAST BUSINESS CREDIT                           LOAN AND SECURITY AGREEMENT
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files, claims under guaranties, security interests or other security held by or granted to Borrower, all rights to indemnification and all other intangible property of every kind and nature (other than Receivables).

     "Hebron" means Hebron Communications Corporation, a Florida corporation.

     "Hold" means HOLD Billing Services, Ltd., a Texas limited partnership.

     "Inventory" means all of Borrower's now owned and hereafter acquired goods, merchandise or other personal property, wherever located, to be furnished under any contract of service or held for sale or lease (including without limitation all raw materials, work in process, finished goods and goods in transit, and including without limitation all farm products), and all materials and supplies of every kind, nature and description which are or might be used or consumed in Borrower's business or used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise or other personal property, and all warehouse receipts, documents of title and other documents representing any of the foregoing.

     "Investment Property" has the meaning set forth in Section 9115 of the Code as in effect as of the date hereof.

     "Leased Locations" means each and every location leased by Borrower.

     "Loan Documents" means this Agreement, the agreements and documents listed on Section 5 of the Schedule, and any other agreement, instrument or document executed in connection herewith or therewith.

     "Loans" has the meaning set forth in Section 2.1 hereof.

     "Material Adverse Effect" means a material adverse effect on (i) the business, assets, condition (financial or otherwise) or results of operations of Borrower or any Material Subsidiary of Borrower or any guarantor of any of the Obligations taken as a whole, (ii) the ability of Borrower or any guarantor of any of the Obligations to perform its obligations under this Agreement (including, without limitation, repayment of the Obligations as they come due) or (iii) the validity or enforceability of this Agreement or any other agreement or document entered into by any party in connection herewith, or the rights or remedies of Coast hereunder or thereunder.

     "Material Subsidiary" means the subsidiaries of Borrower listed on Exhibit "B" attached hereto.

     "Maturity Date" means the date that this Agreement shall cease to be effective, as set forth on the Schedule, subject to the provisions of Section
9.1 and 9.2 hereof.

     "Maximum Dollar Amount" has the meaning set forth in Section 2 of the Schedule.

     "Minimum Monthly Interest" has the meaning set forth in Section 3 of the Schedule.

     "Net Worth" means shareholders equity of a Person at any date determined in accordance with GAAP, plus subordinated debt (which will include approximately $1,000,000 of debt to a settling entity, as more particularly described in
Section 6.10 of the Schedule, provided that: (i) the debt is incurred by Borrower, and (2) the debt is subordinated in favor of Coast as more particularly described in Section 5.20 herein. Attached as Exhibit "C" is a sample calculation of Net Worth based upon Borrower's most recent financial statements.

     "Obligations" means all present and future Loans, advances, debts, liabilities, obligations, guaranties, covenants, duties and indebtedness at any time owing by Borrower to Coast, whether evidenced by this Agreement or any note or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, banker's acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment and any participation by Coast in Borrower's debts owing to others), absolute or contingent, due or to become due, including, without limitation, all interest, charges, expenses, fees, attorneys' fees (including attorneys' fees and expenses incurred in bankruptcy), expert witness fees, audit fees, letter of credit fees, collateral monitoring fees, closing fees, facility fees, termination fees, minimum interest charges and any other sums chargeable to Borrower under this Agreement or under any other present or future instrument or agreement between Borrower and Coast.


     Patrick Enterprises" means Patrick Enterprises, Inc., a Florida corporation


     "Permitted Liens" means the following:

         (a) purchase money security interests in specific items of Equipment;


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   COAST BUSINESS CREDIT                           LOAN AND SECURITY AGREEMENT
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         (b) leases of specific items of Equipment;

         (c) liens for taxes not yet payable;

         (d) additional security interests and liens consented to in writing by Coast, which consent shall not be unreasonably withheld;

         (e) security interests being terminated substantially concurrently with this Agreement;

         (f) liens of materialmen, mechanics, warehousemen, carriers, or other similar liens arising in the ordinary course of business and securing obligations which are not delinquent;

         (g) liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by liens of the type described above in clauses (a) or (b) above, provided that any extension, renewal or replacement lien is limited to the property encumbered by the existing lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase; or

         (h) liens in favor of customs and revenue authorities which secure payment of customs duties in connection with the importation of goods.

         (i) security interests and consensual liens existing on the Closing Date which are listed on Exhibit "D".

Coast will have the right to require, as a condition to its consent under subparagraph (d) above, that the holder of the additional security interest or lien sign an intercreditor agreement on Coast's then standard form, acknowledge that the security interest is subordinate to the security interest in favor of Coast, and agree not to take any action to enforce its subordinate security interest so long as any Obligations remain outstanding, and that Borrower agree that any uncured default in any obligation secured by the subordinate security interest shall also constitute an Event of Default under this Agreement.

     "Person" means any individual, sole proprietorship, general partnership, limited partnership, limited liability partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, government, or any agency or political division thereof, or any other entity.

     "Prime Rate" means the actual "Reference Rate" or the substitute therefor of the Bank of America NT & SA whether or not that rate is the lowest interest rate charged by said bank. If the Prime Rate, as defined, is unavailable, "Prime Rate" shall mean the highest of the prime rates published in the Wall Street Journal on the first business day of the applicable month, as the base rate on corporate loans at large U.S. money center commercial banks.

     "Receivables" means all of Borrower's now owned and hereafter acquired accounts (whether or not earned by performance), letters of credit, contract rights, chattel paper, instruments, securities, documents, securities accounts, security entitlements, commodity contracts, commodity accounts, investment property and all other forms of obligations at any time owing to Borrower, all guaranties and other security therefor, all merchandise returned to or repossessed by Borrower, and all rights of stoppage in transit and all other rights or remedies of an unpaid vendor, lienor or secured party.

     "Renewal Date" shall mean the Maturity Date if this Agreement is renewed pursuant to Section 9.1 hereof, and each anniversary thereafter that this Agreement is renewed pursuant to Section 9.1 hereof.

     "Renewal Fee" means the fee that Borrower must pay Coast upon renewal of this Agreement pursuant to Section 9.1 hereof, in the amount set forth on the Schedule.

     "Solvent" means, with respect to any Person on a particular date, that on such date (a) at fair valuations, all of the properties and assets of such Person are greater than the sum of the debts, including contingent liabilities, of such Person, (b) the present fair salable value of the properties and assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its properties and assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts beyond such Person's ability to pay as such debts mature, and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's properties and assets would constitute unreasonably small capital after giving due consideration to the prevailing practices in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that reasonably can be expected to become an actual or matured liability.




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     "Subordinated Creditors" means each of Persons and debts or obligations listed on Exhibit "E" attached hereto.

     "Triggering Event" means the execution and delivery, in form and substance satisfactory to Coast and its counsel, of an intercreditor agreement between Borrower and WorldCom or an Alternative Carrier wherein it is provided or acknowledged that Coast shall have a first priority security interest in all of Borrower's assets including, without limitation, its subscriber base and WorldCom or an Alternative Carrier will have a second priority security interest in only the subscriber base.

     "USBI" means Zero Plus Dialing, Inc., a Delaware corporation, doing business as U.S. Billing.

     "VisionQuest" means VisionQuest Marketing Service, Inc., an Oklahoma corporation.

     "WorldCom" means WorldCom Network Services, Inc., dba WilTel, a Delaware corporation.

     "Year 2000 Problem" means the risk that computer systems, software and applications used by a Person may be unable to recognize and perform properly date- sensitive functions involving certain dates prior to and any dates after December 31, 1999.

     "Other Terms." All accounting terms used in this Agreement, unless otherwise indicated, shall have the meanings given to such terms in accordance with GAAP. All other terms contained in this Agreement, unless otherwise indicated, shall have the meanings provided by the Code, to the extent such terms are defined therein.

2.   CREDIT FACILITIES.

     2.1 LOANS. Coast will, in accordance with Coast's standard procedures, make loans to Borrower (the "Loans"), in amounts and in percentages to be determined by Coast in its good faith discretion, up to the Credit Limit, provided no Default or Event of Default has occurred and is continuing. Furthermore, Coast may create reserves against the Loans which otherwise would be available under this Agreement, in addition to the required Debt Reserve described in Section
2.1 of the Schedule and the required Carrier Reserve, or reduce its advance rates described in Section 2.1 of the Schedule, without declaring a Default or an Event of Default if it reasonably determines that there has occurred a Material Adverse Effect.

3.   INTEREST AND FEES.

     3.1 INTEREST. All Loans and all other monetary Obligations shall bear interest at the rate shown on the Schedule, except where expressly set forth to the contrary in this Agreement. Interest shall be payable monthly, in arrears, on the last day of the month. Interest due and unpaid may, in Coast's discretion, be charged to Borrower's loan account, and the same shall thereafter bear interest at the same rate as the other Loans. Regardless of the amount of Obligations that may be outstanding from time to time, Borrower shall, from and after the Closing Date, pay Coast Minimum Monthly Interest during the term of this Agreement with respect to the Loans in the amount set forth on the Schedule.

     3.2 FEES. Borrower shall pay Coast the fee(s) shown on the Schedule, which are in addition to all interest and other sums payable to Coast and are deemed fully earned and are nonrefundable.

4.   SECURITY INTEREST.

     To secure the payment and performance of all of the Obligations when due, Borrower hereby grants to Coast a security interest in all of Borrower's interest in the following, whether now owned or hereafter acquired, and wherever located: All Receivables, Inventory, Equipment, Investment Property, and General Intangibles, including, without limitation, all of Borrower's Deposit Accounts, and all money, and all property now or at any time in the future in Coast's possession (including claims and credit balances), and all proceeds of any of the foregoing (including proceeds of any insurance policies, proceeds of proceeds, and claims against third parties), all products of any of the foregoing, and all books and records related to any of the foregoing (all of the foregoing, together with all other property in which Coast may now or in the future be granted a lien or security interest, is referred to herein, collectively, as the "Collateral"). Notwithstanding the foregoing provisions of this Section 4, such grant of a security interest shall not extend, and the term "Collateral" shall not include the following (collectively, the "Non-Assignable Collateral"): any rights in any "Collateral," as that term is defined in the June 1, 1996 Security Agreement between Borrower and WorldCom, in which a prior security interest in favor of WorldCom has been granted by Borrower to the extent that (i) such Non-Assignable Collateral is not assignable or capable of being further encumbered as a matter of law or under the terms of any agreement between Borrower and WorldCom (but solely to the extent that any such restriction shall be enforceable under applicable law),


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without the consent of WorldCom, and (ii) such consent has not been obtained;
provided, however, that the Non- Assignable Collateral shall not, in any event, include the following and the foregoing grant of a security interest shall extend to, and the term Collateral shall include the following: (a) the Non-Assignable Collateral upon the receipt of consent therefor from WorldCom or upon termination of WorldCom's security interest, and (b) any and all proceeds of the Non-Assignable Collateral to the extent that the assignment or encumbering of such proceeds is not so restricted. In the event that an Event of Default shall have occurred and is continuing, the Borrower shall use all reasonable efforts to obtain the consent of WorldCom as may be required from time to time by Coast in writing.

5.   CONDITIONS PRECEDENT.

     The obligation of Coast to make the Loans is subject to the satisfaction, in the sole discretion of Coast, at or prior to the first advance of funds hereunder, of each, every and all of the following conditions:

     5.1 STATUS OF ACCOUNTS AT CLOSING. Each carrier accounts payable of Borrower shall be current with the exception of existing accounts payable currently under dispute with WorldCom which have been reserved pursuant to paragraph 5.17 herein. No other accounts payable shall be due and unpaid sixty
(60) days past its invoice date, except for such accounts payable being contested in good faith in appropriate proceedings and for which adequate reserves have been provided.

     5.2 MINIMUM AVAILABILITY. Borrower shall have minimum availability immediately following the initial funding in the amount set forth on the Schedule.

     5.3 LANDLORD WAIVER. Coast shall have received duly executed landlord waivers and access agreements in form and substance satisfactory to Coast, in Coast's sole and absolute discretion, and, when deemed appropriate by Coast, in form for recording in the appropriate recording office, with respect to all Leased Locations where Borrower maintains any inventory or equipment.

     5.4 OPINION OF BORROWER'S COUNSEL. Coast shall have received an opinion of Borrower's counsel, in form and substance satisfactory to Coast in its sole and absolute discretion.

     5.5 PRIORITY OF COAST'S LIENS. Coast shall have received the results of "of record" searches reflecting its Uniform Commercial Code filings against Borrower and indicating that Coast has a perfected, first priority lien in and upon all of the Collateral, subject only to Permitted Liens.

     5.6 INSURANCE. Coast shall have received copies of the insurance binders or certificates evidencing Borrower's compliance with Section 8.2 hereof, including lender's loss payee endorsements.

     5.7 BORROWER'S EXISTENCE. Coast shall have received copies of Borrower's articles or certificate of incorporation and all amendments thereto, and a Certificate of Good Standing, each certified by the Secretary of State of the state of Borrower's organization, and dated a recent date prior to the Closing Date, and Coast shall have received Certificates of Foreign Qualification for Borrower from the Secretary of State of each state wherein the failure to be so qualified could have a Material Adverse Effect.

     5.8 ORGANIZATIONAL DOCUMENTS. Coast shall have received copies of Borrower's By-laws and all amendments thereto, and Coast shall have received copies of the resolutions of the board of directors of Borrower, authorizing the execution and delivery of this Agreement and the other documents contemplated hereby, and authorizing the transactions contemplated hereunder and thereunder, and authorizing specific officers of Borrower to execute the same on behalf of Borrower, in each case certified by the Secretary or other acceptable officer of Borrower as of the Closing Date.

     5.9 TAXES. Coast shall have received evidence from Borrower that Borrower has complied with all tax withholding and Internal Revenue Service regulations and that Borrower will pay concurrent with the first advance of funds hereunder or has paid and is current on all taxes, whether federal, state or other applicable taxing body, in form and substance satisfactory to Coast in its sole and absolute discretion.

     5.10 DUE DILIGENCE. Coast shall have completed its due diligence with respect to Borrower.

     5.11 OTHER DOCUMENTS AND AGREEMENTS. Coast shall have received such other agreements, instruments and documents as Coast may require in connection with the transactions contemplated hereby, all in form and substance satisfactory to Coast in Coast's sole and absolute discretion, and in form for filing in the appropriate filing office, including, but not limited to, those documents listed in Section 5 of the Schedule.



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     5.12 MANAGEMENT BACKGROUND CHECKS. Coast shall have received the results of management background checks, including, without limitation, TRWs, tax lien and litigation searches, LEXIS/NEXIS searches and such other due diligence as Coast may deem necessary, on certain key officers of Borrower selected by Coast which background checks shall be satisfactory to Coast in Coast's sole and absolute discretion.

     5.13 LOCKBOX/TRIPARTY/BLOCKED ACCOUNT AGREEMENTS. Coast shall have received evidence that all cash remittances of Borrower shall be collected pursuant to one or more lockbox/triparty agreements or blocked account agreements in form and substance acceptable to Coast.

     5.14 DEBT SUBORDINATION AGREEMENTS. Coast shall have received executed debt subordination agreements evidencing subordinated debt in an approximate aggregate principal amount equal to Four Million Six Hundred Thousand Dollars ($4,600,000), in the form of Exhibit 5.14 from the Subordinated Creditors.

     5.15 YEAR 2000 ASSESSMENT CERTIFICATE. Coast shall have received a certificate from the relevant officer of Borrower to the effect that, as the result of an assessment undertaken by Borrower of Borrower's computer systems, software and applications and after inquiry made to Borrower's material suppliers and vendors, Borrower knows of no facts that would cause Borrower to reasonably believe that the Year 2000 Problem will cause a Material Adverse Effect.

     5.16 NET WORTH. Coast shall have received evidence satisfactory to Coast in its sole and absolute discretion that Borrower's Net Worth is no more negative than negative Twelve Million Dollars ($12,000,000).

     5.17 PATRICK ENTERPRISES INFUSION. Patrick Enterprises shall, pursuant to that certain____________, 199__ Promissory Note made by Borrower, have infused into Borrower Two Million Five Hundred Thousand Dollars ($2,500,000) in the form of cash to support an accounts payable reserve of One Million Six Hundred Thousand Dollars ($1,600,000) for disputed WorldCom accounts payable and to fund the five (5) month Six Hundred Fifty Thousand Dollar ($650,000) interest reserve. Cash security for the disputed WorldCom accounts payable will be held by Coast and released dollar for dollar to Borrower as disputed amounts are resolved to the reasonable satisfaction of Coast, including using such reserve to fund payments to WorldCom for payment of the disputed WorldCom accounts payable. The interest reserve will be released upon the occurrence of: (i) a Triggering Event, (ii) the establishment of the Debt Reserve, and (iii) provided that an Event of Default does not then exist and will not result from the release of the interest reserve. The remaining amount of $250,000, over and above the amounts needed for the Worldcom accounts payable reserve and the interest reserve, will be released following the Closing Date provided that: (i) an Event of Default does not then exist and will not result from the release of the monies, and (ii) sufficient borrowing availability exists under the terms of this Agreement. Coast shall have received an executed Debt Subordination Agreement substantially in the form attached hereto as Exhibit 5.17. Borrower acknowledges and agrees that the Patrick Enterprises infusion: (i) will not be segregated, (ii) will earn interest at the rate of the Prime Rate minus three percent (3%), (iii) will be held indefinitely until the sooner to occur of: (a) its release pursuant to the terms described hereinabove, or (b) the repayment of the Obligations.

     5.18 OUTLINE OF CARRIER AGREEMENT TERMS. If no telecommunications services agreement is executed by and between Borrower and WorldCom or an Alternative Carrier prior to the Closing Date, Borrower shall provide Coast with a detailed list of the terms of the agreement that it presently has with WorldCom or an Alternative Carrier.

     5.19 DISCOUNT LONG DISTANCE. Coast shall have received evidence from Borrower that Borrower has resolved its carrier accounts payable dispute with Discount Long Distance, with said evidence to be in form and substance reasonably satisfactory to Coast.

     5.20 SETTLEMENT OF POTENTIAL LITIGATION. If the current dispute, more particularly described in Section 6.10 of the Schedule, is settled and results in the creation of an approximately $1,000,000 promissory note by Borrower, Coast shall have been provided with a subordination agreement wherein the creditor subordinates the approximate $1,000,000 obligation owing to it by Borrower in favor of Coast, with said subordination agreement to be in form and substance reasonably satisfactory to Coast.

6.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER.

     In order to induce Coast to enter into this Agreement and to make Loans, Borrower represents and warrants to Coast as follows, and Borrower covenants that the following representations will


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continue to be true, and that Borrower will at all times comply with all of the following covenants:

     6.1 EXISTENCE AND AUTHORITY. Borrower is and will continue to be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Borrower is and will continue to be qualified and licensed to do business in all jurisdictions in which any failure to do so would have a Material Adverse Effect. The execution, delivery and performance by Borrower of this Agreement, and all other documents contemplated hereby (a) have been duly and validly authorized, (b) are enforceable against Borrower in accordance with their terms (except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights generally), and (c) do not violate Borrower's articles or certificate of incorporation, or Borrower's by-laws, or any law or any material agreement or instrument which is binding upon Borrower or its property, and (d) do not constitute grounds for acceleration of any material indebtedness or obligation under any material agreement or instrument which is binding upon Borrower or its property.

     6.2 NAME; TRADE NAMES AND STYLES. The name of Borrower set forth in the heading to this Agreement is its correct name. Listed on the Schedule are all prior names of Borrower and all of Borrower's present and prior trade names. Borrower shall give Coast thirty (30) days' prior written notice before changing its name or doing business under any other name. Borrower has complied, and will in the future comply, with all laws relating to the conduct of business under a fictitious business name.

     6.3 PLACE OF BUSINESS; LOCATION OF COLLATERAL. The address set forth in the heading to this Agreement is Borrower's chief executive office. In addition, Borrower has places of business and Collateral is located only at the locations set forth on the Schedule. Borrower will give Coast at least thirty (30) days' prior written notice before opening any additional place of business, changing its chief executive office, or moving any of the Collateral to a location other than Borrower's Address or one of the locations set forth on the Schedule.

     6.4 TITLE TO COLLATERAL; PERMITTED LIENS. Borrower is now, and will at all times in the future be, the sole owner of all the Collateral, except for items of Equipment which are leased by Borrower. The Collateral now is and will remain free and clear of any and all liens, charges, security interests, encumbrances and adverse claims, except for Permitted Liens. Coast now has, and will continue to have, a first-priority perfected and enforceable security interest in all of the Collateral, subject only to the Permitted Liens, and Borrower will at all times defend Coast and the Collateral against all claims of others. None of the Collateral now is or will be affixed to any real property in such a manner, or with such intent, as to become a fixture. Borrower is not and will not become a lessee under any real property lease pursuant to which the lessor may obtain any rights in any of the Collateral and no such lease now prohibits, restrains, impairs or will prohibit, restrain or impair Borrower's right to remove any Collateral from the leased premises. Whenever any Collateral is located upon premises in which any third party has an interest (whether as owner, mortgagee, beneficiary under a deed of trust, lien or otherwise), Borrower shall, whenever requested by Coast, use its reasonable best efforts to cause such third party to execute and deliver to Coast, in form acceptable to Coast, such waivers and subordinations as Coast shall specify, so as to ensure that Coast's rights in the Collateral are, and will continue to be, superior to the rights of any such third party. Borrower will keep in full force and effect, and will comply with all the terms of, any lease for a Leased Location where any of the Collateral now or in the future may be located.

     6.5 MAINTENANCE OF COLLATERAL. Borrower will maintain the Collateral in good working condition, and Borrower will not use the Collateral for any unlawful purpose. Borrower will immediately advise Coast in writing of any material loss or damage to the Collateral that could reasonably be expected to have a Material Adverse Effect.

     6.6 BOOKS AND RECORDS. Borrower has maintained and will maintain at Borrower's Address complete and accurate books and records in accordance with GAAP.

     6.7 FINANCIAL CONDITION, STATEMENTS AND REPORTS. All financial statements now or in the future delivered to Coast have been, and will be, prepared in conformity with GAAP (except, in the case of unaudited financial statements, for the absence of footnotes and subject to normal year-end adjustments) and now and in the future will fairly reflect the financial condition of Borrower, at the times and for the periods therein stated. Between the last date covered by any such statement provided to Coast and the date hereof, there has been no Material Adverse Effect. Borrower is now and will continue to be Solvent.



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     6.8 TAX RETURNS AND PAYMENTS; PENSION CONTRIBUTIONS. Except with respect to taxes being paid with the first advance of funds hereunder, Borrower has timely filed, and will timely file, all tax returns and reports required by foreign, federal, state and local law, and Borrower has timely paid, and will timely pay, all foreign, federal, state and local taxes, assessments, deposits and contributions now or in the future owed by Borrower. Borrower may, however, defer payment of any contested taxes, provided that Borrower (i) in good faith contests Borrower's obligation to pay the taxes by appropriate proceedings promptly and diligently instituted and conducted, (ii) notifies Coast in writing of the commencement of, and any material development in, the proceedings, and
(iii) posts bonds or takes any other steps required to keep the contested taxes from becoming a lien upon any of the Collateral. As of the date hereof, Borrower is unaware of any claims or adjustments proposed for any of Borrower's prior tax years which could result in additional taxes becoming due and payable by Borrower. Borrower has paid, and shall continue to pay all amounts necessary to fund all present and future pension, profit sharing and deferred compensation plans in accordance with their terms, and Borrower has not and will not withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any such plan which could result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.
Borrower shall, at all times, utilize the services of an outside payroll service providing for the automatic deposit of all payroll taxes payable by Borrower.

     6.9 COMPLIANCE WITH LAW. Borrower has complied, and will comply, in all material respects, with all provisions of all material foreign, federal, state and local laws and regulations relating to Borrower that are reasonably likely to result in a Material Adverse Effect, including, but not limited to, the Fair Labor Standards Act, and those relating to Borrower's ownership of real or personal property, the conduct and licensing of Borrower's business, and environmental matters.

     6.10 LITIGATION. Except as disclosed in the Schedule, there is no claim, suit, litigation, proceeding or investigation pending or (to best of Borrower's knowledge) threatened by or against or affecting Borrower in any court or before any governmental agency (or any basis therefor known to Borrower) which may result, either separately or in the aggregate, in a Material Adverse Effect. Borrower will promptly inform Coast in writing of any claim, proceeding, litigation or investigation in the future threatened or instituted by or against Borrower involving an amount set forth on the Schedule.

     6.11 USE OF PROCEEDS. All proceeds of all Loans shall be used solely to payoff of existing debt, for working capital purposes and for other lawful business purposes. Borrower is not purchasing or carrying any "margin stock" (as defined in Regulation G of the Board of Governors of the Federal Reserve System) and no part of the proceeds of any Loan will be used to purchase or carry any "margin stock" or to extend credit to others for the purpose of purchasing or carrying any "margin stock."

     6.12 YEAR 2000 COMPLIANCE. As the result of a review and assessment undertaken by Borrower of Borrower's computer systems, software and applications and after inquiry made of Borrower's material suppliers and vendors Borrower represents and warrants that the Year 2000 problem is not reasonably likely to result in a Material Adverse Effect.

7.   RECEIVABLES.

     7.1 REPRESENTATIONS RELATING TO RECEIVABLES. Borrower represents and warrants to Coast as follows: Each Receivable (other than those not yet earned by performance) shall, on the date each Loan is requested and made, represent an undisputed bona fide existing unconditional obligation of the Account Debtor created by the sale, delivery and acceptance of goods or the rendition of services in the ordinary course of Borrower's business.

     7.2 REPRESENTATIONS RELATING TO DOCUMENTS AND LEGAL COMPLIANCE. Borrower represents and warrants to Coast as follows: All statements made and all unpaid balances appearing in all invoices, instruments and other documents evidencing the Receivables are and shall be true and correct and all such invoices, instruments and other documents and all of Borrower's books and records are and shall be genuine and in all respects what they purport to be. All sales and other transactions underlying or giving rise to each Receivable shall fully comply with all applicable laws and governmental rules and regulations. All signatures and indorsements on all documents, instruments, and agreements relating to all Receivables are, to the best of Borrower's knowledge, genuine, and all such documents, instruments and agreements are, to the best of Borrower's knowledge, legally enforceable in accordance with their terms.

     7.3 SCHEDULES AND DOCUMENTS RELATING TO RECEIVABLES. Borrower shall deliver to Coast via


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     COAST BUSINESS CREDIT                          LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

facsimile, unless otherwise directed by Coast, at such locations and at such intervals as Coast may reasonably request, transaction reports and loan requests, schedules of Receivables, and schedules of collections, all on Coast's standard forms; provided, however, that Borrower's failure to execute and deliver the same shall not affect or limit Coast's security interest and other rights in all of Borrower's Receivables, nor shall Coast's failure to advance or lend against a specific Receivable affect or limit Coast's security interest and other rights therein. Loan requests received after 10:30 A.M. Los Angeles, California time, will not be considered by Coast until the next Business Day. Together with each such schedule, or later if requested by Coast, Borrower shall furnish Coast with copies (or, at Coast's request, originals) of all contracts, orders, invoices, and other similar documents, and all original shipping instructions, delivery receipts, bills of lading, and other evidence of delivery, for any goods the sale or disposition of which gave rise to such Receivables, and Borrower warrants the genuineness of all of the foregoing. Borrower shall also furnish to Coast an aged accounts receivable trial balance in such form and at such intervals as Coast shall request. In addition, Borrower shall deliver to Coast the originals of all instruments, chattel paper, security agreements, guarantees and other documents and property evidencing or securing any Receivables, upon receipt thereof and in the same form as received, with all necessary indorsements, all of which shall be with recourse. Borrower shall also provide Coast with copies of all credit memos as and when requested by Coast.

     7.4 COLLECTION OF RECEIVABLES. All payments on, and proceeds of, Receivables shall be deposited by Borrower into a lockbox or blocked account as Coast may specify, pursuant to one or more lockbox or blocked account agreements in such form as Coast may specify. Coast or its designee may, at any time, notify Account Debtors that Coast has been granted a security interest in the Receivables. Coast shall promptly apply all payments on, and proceeds of, Receivables (a) to the Obligations in such order as Coast shall determine, and/or (b) to the payment of any carrier accounts payable that are not current at such time and from time to time as determined by Coast in its reasonable discretion.

     7.5 REMITTANCE OF PROCEEDS. All proceeds arising from the disposition of any Collateral shall be delivered to Coast within one (1) Business Day after receipt by Borrower, in their original form, duly endorsed to Coast, to be applied to the Obligations in such order as Coast shall determine. Borrower agrees that it will not commingle proceeds of Collateral with any of Borrower's other funds or property, but will hold such proceeds separate and apart from such other funds and property and in an express trust for Coast. Nothing in this Section limits the restrictions on disposition of Collateral set forth elsewhere in this Agreement.

     7.6 DISPUTES. Borrower shall notify Coast promptly of all disputes or claims in excess of Fifty Thousand Dollars ($50,000) relating to Receivables. Borrower shall not forgive (completely or partially), compromise or settle any Receivable for less than payment in full, or agree to do any of the foregoing, except that Borrower may do so, provided that: (a) Borrower does so in good faith, in a commercially reasonable manner, in the ordinary course of business, and in arm's length transactions, which are reported to Coast on the regular reports provided to Coast; (b) no Default or Event of Default has occurred and is continuing; and (c) taking into account all such discounts settlements and forgiveness, the total outstanding Loans will not exceed the Credit Limit. Coast may, at any time after the occurrence of an Event of Default, settle or adjust disputes or claims directly with Account Debtors for amounts and upon terms which Coast considers advisable in its reasonable credit judgment and, in all cases, Coast shall credit Borrower's Loan account with only the net amounts received by Coast in payment of any Receivables.

     7.7 INTENTIONALLY DELETED.

     7.8 VERIFICATION. Coast may, from time to time, verify directly with the respective Account Debtors the validity, amount and other matters relating to the Receivables, by means of mail, telephone or otherwise, either in the name of Borrower or Coast or such other name as Coast may choose.

     7.9 NO LIABILITY. Coast shall not under any circumstances be responsible or liable for any shortage or discrepancy in, damage to, or loss or destruction of, any goods, the sale or other disposition of which gives rise to a Receivable, or for any error, act, omission or delay of any kind occurring in the settlement, failure to settle, collection or failure to collect any Receivable, or for settling any Receivable in good faith for less than the full amount thereof, nor shall Coast be deemed to be responsible for any of Borrower's obligations under any contract or agreement giving rise to a Receivable. Nothing herein shall, however, relieve Coast from liability for its own gross negligence or willful misconduct.



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8.    ADDITIONAL DUTIES OF THE BORROWER.

     8.1 FINANCIAL AND OTHER COVENANTS. Borrower shall at all times comply with the financial and other covenants set forth in the Schedule.

     8.2 INSURANCE. Borrower shall, at all times insure all of the tangible personal property Collateral and carry other business insurance with reputable insurers and comparable in kind and amount to that set forth on Schedule 8.2 attached hereto, all of which policies are in full force and effect as of the date hereof and copies of which have been provided to Coast pursuant to Section
5.6 hereof, and Borrower shall provide evidence of such insurance to Coast, so that Coast is satisfied that such insurance is, at all times, in full force and effect. All liability insurance policies of Borrower shall name Coast as an additional insured, and all property casualty and related insurance policies of Borrower shall name Coast as a loss payee thereon and Borrower shall cause a lender's loss payee endorsement in form reasonably acceptable to Coast. Upon receipt of the proceeds of any such insurance, Coast shall apply such proceeds in reduction of the Obligations, except that, provided no Default or Event of Default has occurred and is continuing, Coast shall release to Borrower insurance proceeds with respect to Equipment totaling less than the amount set forth in Section 8 of the Schedule, which shall be utilized by Borrower for the replacement of the Equipment with respect to which the insurance proceeds were paid. Coast may require reasonable assurance that the insurance proceeds so released will be so used. If Borrower fails to provide or pay for any insurance, Coast may, but is not obligated to, obtain the same at Borrower's expense. Borrower shall promptly deliver to Coast copies of all reports made to insurance companies.

     8.3 REPORTS. Borrower, at its expense, shall provide Coast with the written reports set forth in Section 8 of the Schedule, and such other written reports with respect to Borrower (including budgets, sales projections, operating plans and other financial documentation), as Coast shall from time to time reasonably specify.

     8.4 ACCESS TO COLLATERAL, BOOKS AND RECORDS. At reasonable times but not less frequently than quarterly and on one (1) Business Day's notice, Coast, or its agents, shall have the right to perform Audits, including, without limitation, Audits with respect to all amounts paid, directly or indirectly, to Hebron and VisionQuest to (a) confirm that such payments reflect arms-length transactions between the parties, and (b) confirm that charges for services rendered by Hebron and VisionQuest, respectively, are comparable to charges for similar services rendered by competing vendors. Coast shall take the same steps it takes to keep its own confidential information confidential, to keep confidential all confidential information obtained in any report or Audit, but Coast shall have the right to disclose any such information to its auditors, regulatory agencies, and attorneys, and pursuant to any subpoena or other legal process. The Audits shall be at Borrower's expense and the charge for the Audits shall be Seven Hundred Fifty Dollars ($750) per person per day (or such higher amount as shall represent Coast's then current standard charge for the same), plus reasonable out-of-pocket expenses. Coast also shall have the right from time to time as determined by Coast in its sole discretion (but absent the occurrence of a Default or Event of Default, Coast's right to an appraisal shall be limited to one (1) such appraisal during any twelve (12) month period), at Borrower's sole cost and expense, to have an appraisal of the subscriber base conducted by an appraiser acceptable to Coast in its sole and absolute discretion. Borrower agrees to fully cooperate with the appraiser in any such appraisal and make all information relating to the subscriber base available to the appraiser at such times and places as requested by the appraiser. Borrower will not enter into any agreement with any accounting firm, service bureau or third party to store Borrower's books or records at any location other than Borrower's Address, without first notifying Coast of the same and obtaining the written agreement from such accounting firm, service bureau or other third party to give Coast the same rights with respect to access to books and records and related rights as Coast has under this Loan Agreement.

     8.5 NEGATIVE COVENANTS. Borrower shall not, without Coast's prior written consent, do any of the following:

         (a) merge or consolidate with another entity, except in a transaction in which (i) the owners of Borrower hold at least fifty percent (50%) of the ownership interest in the surviving entity immediately after such merger or consolidation, and (ii) Borrower is the surviving entity;

         (b) acquire any assets, except (i) in the ordinary course of business, or (ii) in a transaction or a series of transactions not involving the payment of an aggregate amount in excess of the amount set forth in Section 8 of the Schedule;

         (c) enter into any other transaction outside the ordinary course of business;



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         (d) sell or transfer any Collateral, except for the sale of finished
Inventory in the ordinary course of Borrower's business, and except for the sale of obsolete or unneeded Equipment in the ordinary course of business;

         (e) store any Inventory or other Collateral with any warehouseman or other third party without notifying Coast of the same;

         (f) sell any Inventory on a sale-or-return, guaranteed sale, consignment, or other contingent basis;

         (g) make any loans of any money or other assets, except (i) advances to customers or suppliers in the ordinary course of business, and (ii) travel advances, employee relocation loans and other employee loans and advances in the ordinary course of business;

         (h) incur any debts, outside the ordinary course of business, which would have a Material Adverse Effect;

         (i) guarantee or otherwise become liable with respect to the obligations of another party or entity;

         (j) pay or declare any dividends or distributions on the ownership interests in Borrower (except for: (i) dividends or distributions payable from Borrower's "Net Earnings" (as more particularly described and as limited by Section 8.1 of the Schedule), and (ii) dividends or distributions payable solely in stock form of ownership interests in Borrower);

         (k) make any change in Borrower's capital structure which would have a Material Adverse Effect;

         (l) transfer or side stream any funds to any Affiliate, except in the ordinary course of business, and except for payments, directly or indirectly, to Hebron and VisionQuest that reflect arms-length transactions between the parties and that reflect charges for services rendered by Hebron and Vision Quest respectively, that are comparable to charges for similar services rendered by competing vendors; or

         (m) dissolve or elect to dissolve.

     Notwithstanding anything to the contrary set forth above in this Section 8.5, Borrower may merge or consolidate with, or transfer all or substantially all of Borrower's assets to, or purchase all of the assets (or all such assets other than Real Property) of Hebron, all of the assets or the Tahlequah telemarketing center assets of VisionQuest or all or substantially all of the assets of any other affiliate which is a wholly owned or jointly owned subsidiary, provided that (i) Borrower is not released hereunder and the surviving entity assumes the Obligations, (ii) Coast shall be satisfied, in its discretion, that its lien on the Collateral is not adversely affected thereby, and (iii) Coast shall be satisfied, in its sole discretion that the transaction will not adversely affect the ability of Borrower to perform its obligations under this Agreement (including, without limitation, repayment of the Obligations as they come due).

     Transactions permitted by the foregoing provisions of this Section are only permitted if no Default or Event of Default is continuing or would occur as a result of such transaction.

     8.6 LITIGATION COOPERATION. Should any third-party suit or proceeding be instituted by or against Coast with respect to any Collateral or relating to Borrower, Borrower shall, without expense to Coast, make available Borrower and its officers, employees and agents and Borrower's books and records, to the extent that Coast may deem them reasonably necessary in order to prosecute or defend any such suit or proceeding.

     8.7 FURTHER ASSURANCES. Borrower agrees, at its expense, on request by Coast, to execute all documents and take all actions, as Coast, may deem reasonably necessary or useful in order to perfect and maintain Coast's perfected security interest in the Collateral, and in order to fully consummate the transactions contemplated by this Agreement.

9.   TERM.

     9.1 MATURITY DATE. This Agreement shall continue in effect until the Maturity Date; provided that the Maturity Date shall automatically be extended, and this Agreement shall automatically and continuously renew, for successive additional terms of one year each, unless one party gives written notice to the other, not less than sixty (60) days prior to the Maturity Date or the next Renewal Date, that such party elects to terminate this Agreement effective on the Maturity Date or such next Renewal Date. If this Agreement is renewed under this Section 9.1, Borrower shall pay to Coast a Renewal Fee in the amount shown in Section 3 of the Schedule. The Renewal Fee shall be due and payable on the Renewal Date and thereafter shall bear interest at a rate equal to the rate applicable to the Receivable Loans.

     9.2 EARLY TERMINATION. This Agreement may be terminated prior to the Maturity Date as follows: (a) by Borrower, effective three (3) Business Days after written



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notice of termination is given to Coast; or (b) by Coast at any time after the occurrence of an Event of Default, without notice, effective immediately. If this Agreement is terminated by Borrower or by Coast under this Section 9.2, at any time after the Closing Date and prior to third anniversary of the date hereof, then and in that event, Borrower shall pay to Coast an Early Termination Fee in the amount shown in Section 3 of the Schedule. The Early Termination Fee shall be due and payable on the effective date of termination and thereafter shall bear interest at a rate equal to the rate applicable to the Loans.

     9.3 PAYMENT OF OBLIGATIONS. On the Maturity Date or on any earlier effective date of termination, Borrower shall pay and perform in full all Obligations, whether evidenced by installment notes or otherwise, and whether or not all or any part of such Obligations are otherwise then due and payable. Notwithstanding any termination of this Agreement, all of Coast's security interests in all of the Collateral and all of the terms and provisions of this Agreement shall continue in full force and effect until all Obligations have been paid and performed in full; provided that, without limiting the fact that Loans are subject to the discretion of Coast, Coast may, in its sole discretion, refuse to make any further Loans after termination. No termination shall in any way affect or impair any right or remedy of Coast, nor shall any such termination relieve Borrower of any Obligation to Coast, until all of the Obligations have been paid and performed in full. Upon payment and performance in full of all the Obligations and termination of this Agreement, Coast shall promptly deliver to Borrower termination statements, requests for reconveyances and such other documents as may be required to fully terminate Coast's security interests.

10.  EVENTS OF DEFAULT AND REMEDIES.

     10.1 EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement:

          (a) any warranty, representation, statement, report or certificate made or delivered to Coast by Borrower or any of Borrower's officers, employees or agents, now or in the future, shall be untrue or materially misleading and results in a Material Adverse Effect; or

          (b) Borrower shall fail to pay when due any Loan or any interest thereon or any other monetary Obligation; or

          (c) the total Loans and other Obligations outstanding at any time shall exceed the Credit Limit; or

          (d) Borrower shall fail to deliver the proceeds of Collateral to Coast as provided in Section 7.5 above, or shall fail to give Coast access to its books and records or Collateral as provided in Section 8.4 above, or shall breach any negative covenant set forth in Section 8.5 above; or

          (e) Borrower shall fail to comply with the financial covenants set forth in the Schedule or shall fail to perform any other non-monetary Obligation which by its nature cannot be cured; or

          (f) Borrower shall fail to perform any other non-monetary Obligation, which failure is not cured within ten (10) Business Days after the date due; or

          (g) any levy, assessment, attachment, seizure, lien or encumbrance (other than a Permitted Lien) is made on all or any part of the Collateral which is not cured within forty-five (45) days provided that no risk to Coast's rights in Collateral in Coast's reasonable discretion result from the delay after the occurrence of the same; or

          (h) any default or event of default occurs under any obligation secured by a Permitted Lien, which is not cured within any applicable cure period or waived in writing by the holder of the Permitted Lien with the exception of existing accounts payable currently under dispute with WorldCom which have been reserved for pursuant to paragraph 5.17 herein; or

          (i) Borrower breaches any material contract or obligation, which has or may reasonably be expected to have a Material Adverse Effect with the exception of existing accounts payable currently under dispute with WorldCom which have been reserved for pursuant to paragraph 5.17 herein; or

          (j) Dissolution, termination of existence, insolvency or business failure of Borrower or any guarantor of any of the Obligations; or appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by Borrower or any guarantor of any of the Obligations under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect; or

          (k) the commencement of any proceeding against Borrower or any guarantor of any of the Obligations under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any



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     COAST BUSINESS CREDIT                         LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

jurisdiction, now or in the future in effect, which is (i) not timely controverted, or (ii) not cured by the dismissal thereof within forty-five (45) days after the date commenced; or

          (l) revocation or termination of, or limitation or denial of liability upon, any guaranty of the Obligations or any attempt to do any of the foregoing; or

          (m) revocation or termination of, or limitation or denial of liability upon, any pledge of any certificate of deposit, securities or other property or asset of any kind pledged by any third party to secure any or all of the Obligations, or any attempt to do any of the foregoing, or commencement of proceedings by or against any such third party under any bankruptcy or insolvency law; or

          (n) Borrower or any guarantor of any of the Obligations makes any payment on account of any indebtedness or obligation which has been subordinated to the Obligations, other than as permitted in the applicable subordination agreement, or if any Person who has subordinated such indebtedness or obligations terminates or in any way limits his subordination agreement; or

          (o) except as permitted under Section 8.5(a), Borrower shall suffer or experience any Change of Control without Coast's prior written consent, which consent shall be in the discretion of Coast in the exercise of its reasonable business judgment; or

          (p) Borrower shall conceal, remove or transfer any part of its property, with intent to hinder, delay or defraud its creditors, or make or suffer any transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or

          (q) there shall be any Material Adverse Effect; or

          (r) Borrower fails to achieve, on or before December 31, 1999, the projected Net Worth provided Coast in writing on or before the Closing Date and such failure has a Material Adverse Effect; or

          (s) a thirty percent (30%) decrease occurs in any one month of collections received by Coast from the previous month; provided, however, if Borrower can demonstrate that the decline is not the result of a permanent reduction in sales or does not represent a permanent adverse change in the financial performance and the same are supported by documentation reasonably satisfactory to Coast within ten (10) days of the receipt by Coast of Borrower's collections and collection reports, then and only then the occurrence of the event described in this subparagraph (s) shall not constitute an Event of Default; or

          (t) a thirty percent (30%) decrease occurs in any one month of collections received by Coast based on a trailing three month moving average; or

          (u) a twenty percent (20%) decrease occurs at any time in the appraised value of the subscriber base from its appraised value as of March 1, 1998, as determined by an appraiser acceptable to Coast in its sole and absolute discretion.

Coast may cease making any Loans or extending any credit hereunder during any of the above cure periods.

     10.2 REMEDIES. Upon the occurrence, and during the continuance, of any Event of Default, Coast, at its option, and without notice or demand of any kind (all of which are hereby expressly waived by Borrower), may do any one or more of the following:

          (a) Cease making Loans or otherwise extending credit to Borrower under this Agreement;

          (b) Accelerate and declare all or any part of the Obligations to be immediately due, payable and performable, notwithstanding any deferred or installment payments allowed by any instrument evidencing or relating to any Obligation;

          (c) Take possession of any or all of the Collateral wherever it may be found, and for that purpose Borrower hereby authorizes Coast without judicial process to enter onto any of Borrower's premises without interference to search for, take possession of, keep, store or remove any of the Collateral, and remain on the premises or cause a custodian to remain on the premises in exclusive control thereof, without charge for so long as reasonably necessary in order to complete the enforcement of its rights under this Agreement or any other agreement; provided, however, that should Coast seek to take possession of any of the Collateral by Court process, Borrower hereby irrevocably waives:

              (i) any bond and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession;

              (ii) any demand for possession prior to the commencement of any suit or action to recover possession thereof; and



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    COAST BUSINESS CREDIT                          LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

                  (iii) any requirement that Coast retain possession of, and not dispose of, any such Collateral until after trial or final judgment;

         (d) Require Borrower to assemble any or all of the Collateral and make it available to Coast at places designated by Coast which are reasonably convenient to Coast and Borrower, and to remove the Collateral to such locations as Coast may deem advisable;

         (e) Complete the processing, manufacturing or repair of any Collateral prior to a disposition thereof and, for such purpose and for the purpose of removal, Coast shall have the right to use Borrower's premises, vehicles, hoists, lifts, cranes, equipment and all other property without charge. Coast is hereby granted a license or other right to use, without charge, Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and Borrower's rights under all licenses and all franchise agreements shall inure to Coast's benefit;

         (f) Sell, lease or otherwise dispose of any of the Collateral, in its condition at the time Coast obtains possession of it or after further manufacturing, processing or repair, at one or more public and/or private sales, in lots or in bulk, for cash, exchange or other property, or on credit, and to adjourn any such sale from time to time without notice other than oral announcement at the time scheduled for sale. Coast shall have the right to conduct such disposition on Borrower's premises without charge, for such time or times as Coast deems reasonable, or on Coast's premises, or elsewhere and the Collateral need not be located at the place of disposition. Coast may directly or through any affiliated company purchase or lease any Collateral at any such public disposition, and if permissible under applicable law, at any private disposition. Any sale or other disposition of Collateral shall not relieve Borrower of any liability Borrower may have if any Collateral is defective as to title or physical condition or otherwise at the time of sale;

         (g) Demand payment of, and collect any Receivables and General Intangibles comprising Collateral and, in connection therewith, Borrower irrevocably authorizes Coast to endorse or sign Borrower's name on all collections, receipts, instruments and other documents, to take possession of and open mail addressed to Borrower and remove therefrom payments made with respect to any item of the Collateral or proceeds thereof, and, in Coast's sole discretion, to grant extensions of time to pay, compromise claims and settle Receivables and the like for less than face value; and

         (h) Demand and receive possession of any of Borrower's federal and state income tax returns and the books and records utilized in the preparation thereof or referring thereto.

     All attorneys' fees, expenses, costs, liabilities and obligations incurred by Coast (including attorneys' fees and expenses incurred in connection with bankruptcy) with respect to the foregoing shall be due from the Borrower to Coast on demand. Coast may charge the same to Borrower's loan account, and the same shall thereafter bear interest at the same rate as is applicable to the Receivable Loans. Without limiting any of Coast's rights and remedies, after the occurrence and during the continuation of any Event of Default, the interest rate applicable to the Obligations shall be increased by an additional three percent per annum.

     10.3 STANDARDS FOR DETERMINING COMMERCIAL REASONABLENESS. Borrower and Coast agree that a sale or other disposition (collectively, "sale") of any Collateral which complies with the following standards will conclusively be deemed to be commercially reasonable:

         (a) Notice of the sale is given to Borrower at least seven (7) days prior to the sale, and, in the case of a public sale, notice of the sale is published at least seven (7) days before the sale in a newspaper of general circulation in the county where the sale is to be conducted;

         (b) Notice of the sale describes the collateral in general, non-specific terms;

         (c) The sale is conducted at a place designated by Coast, with or without the Collateral being present;

         (d) The sale commences at any time between 8:00 a.m. and 6:00 p.m Los Angeles, California time;

         (e) Payment of the purchase price in cash or by cashier's check or wire transfer is required; and

         (f) With respect to any sale of any of the Collateral, Coast may (but is not obligated to) direct any prospective purchaser to ascertain directly from Borrower any and all information concerning the same.



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--------------------------------------------------------------------------------

     Coast shall be free to employ other methods of noticing and selling the Collateral, in its discretion, if they are commercially reasonable.

     10.4 POWER OF ATTORNEY. Borrower grants to Coast an irrevocable power of attorney coupled with an interest, authorizing and permitting Coast (acting through any of its employees, attorneys or agents) at any time, at its option, but without obligation, with or without notice to Borrower, and at Borrower's expense, to do any or all of the following, in Borrower's name or otherwise, but Coast agrees to exercise the following powers in a commercially reasonable manner:

         (a) Execute on behalf of Borrower any documents that Coast may, in its sole discretion, deem advisable in order to perfect and maintain Coast's security interest in the Collateral, or in order to exercise a right of Borrower or Coast, or in order to fully consummate all the transactions contemplated under this Agreement, and all other present and future agreements;

         (b) After the occurrence and during the continuation of an Event of Default, execute on behalf of Borrower any document exercising, transferring or assigning any option to purchase, sell or otherwise dispose of or to lease (as lessor or lessee) any real or personal property which is part of Coast's Collateral or in which Coast has an interest;

         (c) After the occurrence and during the continuation of an Event of Default, execute on behalf of Borrower, any invoices relating to any Receivable, any draft against any Account Debtor and any notice to any Account Debtor, any proof of claim in bankruptcy, any Notice of Lien, claim of mechanic's, materialman's or other lien, or assignment or satisfaction of mechanic's, materialman's or other lien;

         (d) Take control in any manner of any cash or non-cash items of payment or proceeds of Collateral; endorse the name of Borrower upon any instruments, or documents, evidence of payment or Collateral that may come into Coast's possession;

         (e) Endorse all checks and other forms of remittances received by Coast;

         (f) After the occurrence and during the continuation of an Event of Default, pay, contest or settle any lien, charge, encumbrance, security interest and adverse claim in or to any of the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same;

         (g) After the occurrence and during the continuation of an Event of Default, grant extensions of time to pay, compromise claims and settle Receivables and General Intangibles for less than face value and execute all releases and other documents in connection therewith;

         (h) After the occurrence and during the continuation of an Event of Default, pay any sums required on account of Borrower's taxes or to secure the release of any liens therefor, or both;

         (i) After the occurrence and during the continuation of an Event of Default, settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor;

         (j) Instruct any third party having custody or control of any books or records belonging to, or relating to, Borrower to give Coast the same rights of access and other rights with respect thereto as Coast has under this Agreement;

         (k) After the occurrence and during the continuation of an Event of Default, take any action or pay any sum required of Borrower pursuant to this Agreement and any other present or future agreements; and

         (l) Pay from time to time all or any portion of any carrier accounts payable that is not current during the term of this Agreement other than amounts currently in dispute with WorldCom.

     Any and all sums paid and any and all costs, expenses, liabilities, obligations and attorneys' fees incurred by Coast (including attorneys' fees and expenses incurred pursuant to bankruptcy) with respect to the foregoing shall be added to and become part of the Obligations, and shall be payable on demand. Coast may charge the foregoing to Borrower's loan account and the foregoing shall thereafter bear interest at the same rate applicable to the Receivable Loans. In no event shall Coast's rights under the foregoing power of attorney or any of Coast's other rights under this Agreement be deemed to indicate that Coast is in control of the business, management or properties of Borrower. Borrower shall pay, indemnify, defend, and hold Coast and each of its officers, directors, employees, counsel, agents, and attorneys-in-fact (each, an "Indemnified Person") harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, and damages, and all attorneys fees and disbursements and other costs and expenses actually incurred in connection therewith (as and when they are



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--------------------------------------------------------------------------------

incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them in connection with or as a result of or related to the execution, delivery, enforcement, performance, and administration of this Agreement and any other Loan Documents or the transactions contemplated herein, and with respect to any investigation, litigation, or proceeding related to this Agreement, any other Loan Document, or the use of the proceeds of the credit provided hereunder (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event or circumstance in any manner related thereto (all the foregoing, collectively, the "Indemnified Liabilities"). Borrower shall have no obligation to any Indemnified Person hereunder with respect to any Indemnified Liability that a court of competent jurisdiction determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person. This provision shall survive the termination of this Agreement and the repayment of the Obligations.

     10.5 APPLICATION OF PROCEEDS. All proceeds realized as the result of any sale of the Collateral shall be applied by Coast first to the costs, expenses, liabilities, obligations and attorneys' fees incurred by Coast in the exercise of its rights under this Agreement, second to the interest due upon any of the Obligations, and third to the principal of the Obligations, in such order as Coast shall determine in its sole discretion. Any surplus shall be paid to Borrower or other persons legally entitled thereto; Borrower shall remain liable to Coast for any deficiency. If, Coast, in its sole discretion, directly or indirectly enters into a deferred payment or other credit transaction with any purchaser at any sale of Collateral, Coast shall have the option, exercisable at any time, in its sole discretion, of either reducing the Obligations by the principal amount of purchase price or deferring the reduction of the Obligations until the actual receipt by Coast of the cash therefor.

     10.6 REMEDIES CUMULATIVE. In addition to the rights and remedies set forth in this Agreement, Coast shall have all the other rights and remedies accorded a secured party in equity, under the Code, and under all other applicable laws, and under any other instrument or agreement now or in the future entered into between Coast and Borrower, and all of such rights and remedies are cumulative and none is exclusive. Exercise or partial exercise by Coast of one or more of its rights or remedies shall not be deemed an election, nor bar Coast from subsequent exercise or partial exercise of any other rights or remedies. The failure or delay of Coast to exercise any rights or remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full force and effect until all of the Obligations have been indefeasibly paid and performed.

11.   GENERAL PROVISIONS.

     11.1 INTEREST COMPUTATION. In computing interest on the Obligations, all checks, wire transfers and other items of payment received by Coast (including proceeds of Receivables and payment of the Obligations in full) shall be deemed applied by Coast on account of the Obligations three (3) Business Days after receipt by Coast of immediately available funds, and, for purposes of the foregoing, any such funds received after 10:30 AM Los Angeles, California time, on any day shall be deemed received on the next Business Day. Coast shall be entitled to charge Borrower's account for such three (3) Business Days of "clearance" or "float" at the rate(s) set forth in Section 3 of the Schedule on all checks, wire transfers and other items received by Coast, regardless of whether such three (3) Business Days of "clearance" or "float" actually occur, and shall be deemed to be the equivalent of charging three (3) Business Days of interest on such collections. This across-the-board three (3) Business Day clearance or float charge on all collections is acknowledged by the parties to constitute an integral aspect of the pricing of Coast's financing of Borrower.

     11.2 APPLICATION OF PAYMENTS. Subject to Section 7.5 hereof, all payments with respect to the Obligations may be applied to the Obligations, in such order and manner as Coast shall determine in its sole discretion.

     11.3 CHARGES TO ACCOUNTS. Coast may, in its discretion, require that Borrower pay monetary Obligations in cash to Coast, or charge them to Borrower's Loan account, in which event they will bear interest from the date due to the date paid at the same rate applicable to the Loans.

     11.4 MONTHLY ACCOUNTINGS. Coast shall provide Borrower monthly with an account of advances, charges, expenses and payments made pursuant to this Agreement. Such account shall, absent manifest error, be deemed correct, accurate and binding on Borrower and an account stated unless Borrower notifies Coast in writing to the contrary within thirty (30) days after receipt of each account describing the nature of any alleged errors or omissions.

     11.5 NOTICES. All notices to be given under this Agreement shall be in writing and shall be given either personally or by reputable private delivery service or by regular first-class mail, facsimile or certified mail return



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--------------------------------------------------------------------------------

receipt requested, addressed to Coast or Borrower at the addresses shown in the heading to this Agreement, or at any other address designated in writing by one party to the other party. Notices to Coast shall be directed to the Commercial Finance Division, to the attention of the Division Manager or the Division Credit Manager. All notices shall be deemed to have been given upon delivery in the case of notices personally delivered, faxed (at time of confirmation of transmission), or at the expiration of one (1) Business Day following delivery to the private delivery service, or two (2) Business Days following the deposit thereof in the United States mail, with postage prepaid.

     11.6 SEVERABILITY. Should any provision of this Agreement be held by any court of competent jurisdiction to be void or unenforceable, such defect shall not affect the remainder of this Agreement, which shall continue in full force and effect.

     11.7 INTEGRATION. This Agreement and such other written agreements, documents and instruments as may be executed in connection herewith are the final, entire and complete agreement between Borrower and Coast and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement. There are no oral understandings, representations or agreements between the parties which are not set forth in this Agreement or in other written agreements signed by the parties in connection herewith.

     11.8 WAIVERS. The failure of Coast at any time or times to require Borrower to strictly comply with any of the provisions of this Agreement or any other present or future agreement between Borrower and Coast shall not waive or diminish any right of Coast later to demand and receive strict compliance therewith. Any waiver of any Default shall not waive or affect any other Default, whether prior or subsequent, and whether or not similar. None of the provisions of this Agreement or any other agreement now or in the future executed by Borrower and delivered to Coast shall be deemed to have been waived by any act or knowledge of Coast or its agents or employees, but only by a specific written waiver signed by an authorized officer of Coast and delivered to Borrower. Borrower waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, instrument, account, General Intangible, document or guaranty at any time held by Coast on which Borrower is or may in any way be liable, and notice of any action taken by Coast, unless expressly required by this Agreement.

     11.9 NO LIABILITY FOR ORDINARY NEGLIGENCE. Neither Coast, nor any of its directors, officers, employees, agents, attorneys or any other Person affiliated with or representing Coast shall be liable for any claims, demands, losses or damages, of any kind whatsoever, made, claimed, incurred or suffered by Borrower or any other party through the ordinary negligence of Coast, or any of its directors, officers, employees, agents, attorneys or any other Person affiliated with or representing Coast, but nothing herein shall relieve Coast from liability for its own gross negligence or willful misconduct.

     11.10 AMENDMENT. The terms and provisions of this Agreement may not be waived or amended, except in a writing executed by Borrower and a duly authorized officer of Coast.

     11.11 TIME OF ESSENCE. Time is of the essence in the performance by Borrower of each and every obligation under this Agreement.

     11.12 ATTORNEYS FEES, COSTS AND CHARGES. Borrower shall reimburse Coast for all attorneys' fees (including attorneys' fees and expenses incurred pursuant to bankruptcy) and all filing, recording, search, title insurance, appraisal, audit, and other costs incurred by Coast, pursuant to, or in connection with, or relating to this Agreement (whether or not a lawsuit is filed), including, but not limited to, any attorneys' fees and costs (including attorneys' fees and expenses incurred pursuant to bankruptcy) Coast incurs in order to do the following: prepare and negotiate this Agreement and the documents relating to this Agreement; obtain legal advice in connection with this Agreement or Borrower; enforce, or seek to enforce, any of its rights; prosecute actions against, or defend actions by, Account Debtors; commence, intervene in, or defend any action or proceeding; initiate any complaint to be relieved of the automatic stay in bankruptcy; file or prosecute any probate claim, bankruptcy claim, third-party claim, or other claim; examine, audit, copy, and inspect any of the Collateral or any of Borrower's books and records; protect, obtain possession of, lease, dispose of, or otherwise enforce Coast's security interest in, the Collateral; and otherwise represent Coast in any litigation relating to Borrower. If either Coast or Borrower files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party in such action shall be entitled to recover its costs and attorneys' fees (including attorneys' fees and expenses incurred pursuant to bankruptcy), including (but not

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    COAST BUSINESS CREDIT                           LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

limited to) attorneys' fees and costs incurred in the enforcement of, execution upon or defense of any order, decree, award or judgment. Borrower shall also pay Coast's standard charges for returned checks and for wire transfers, in effect from time to time. All attorneys' fees, costs and charges (including attorneys' fees and expenses incurred pursuant to bankruptcy) and other fees, costs and charges to which Coast may be entitled pursuant to this Agreement may be charged by Coast to Borrower's loan account and shall thereafter bear interest at the same rate as the Receivable Loans.

     11.13 BENEFIT OF AGREEMENT. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, beneficiaries and representatives of Borrower and Coast; provided, however, that Borrower may not assign or transfer any of its rights under this Agreement without the prior written consent of Coast, and any prohibited assignment shall be void. No consent by Coast to any assignment shall release Borrower from its liability for the Obligations. Coast may assign its rights and delegate its duties hereunder without the consent of Borrower. Coast reserves the right to syndicate all or a portion of the transaction created herein or sell, assign, transfer, negotiate, or grant participations in all or any part of, or any interest in Coast's rights and benefits hereunder. In connection with any such syndication, assignment or participation, Coast may, pursuant to a confidentiality agreement substantially in the form of Exhibit 11.13 attached hereto, disclose all documents and information which Coast now or hereafter may have relating to Borrower or Borrower's business. To the extent that Coast assigns its rights and obligations hereunder to a third Person, Coast thereafter shall be released from such assigned obligations to Borrower.

     11.14 PUBLICITY. Coast is hereby authorized, at its expense, to issue appropriate press releases and to cause a tombstone to be published announcing the consummation of this transaction and the aggregate amount thereof, provided, however, that Borrower shall have the right, in its reasonable discretion, to approve the content of the same.

     11.15 PARAGRAPH HEADINGS; CONSTRUCTION. Paragraph headings are only used in this Agreement for convenience. Borrower and Coast acknowledge that the headings may not describe completely the subject matter of the applicable paragraph, and the headings shall not be used in any manner to construe, limit, define or interpret any term or provision of this Agreement. The term "including", whenever used in this Agreement, shall mean "including (but not limited to)". This Agreement has been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against Coast or Borrower under any rule of construction or otherwise.

     11.16 GOVERNING LAW; JURISDICTION; VENUE. This Agreement and all acts and transactions hereunder and all rights and obligations of Coast and Borrower shall be governed by the internal laws of the State of California, without regard to its conflicts of law principles. As a material part of the consideration to Coast to enter into this Agreement, Borrower (a) agrees that all actions and proceedings relating directly or indirectly to this Agreement shall, at Coast's option, be litigated in courts located within California, and that the exclusive venue therefor shall be Los Angeles County; (b) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (c) waives any and all rights Borrower may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding.

     11.17 MUTUAL WAIVER OF JURY TRIAL. BORROWER AND COAST EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN COAST AND BORROWER, OR ANY CONDUCT, ACTS OR OMISSIONS OF COAST OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH COAST OR BORROWER, IN ALL

     COAST BUSINESS CREDIT                        LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

OF THE FOREGOING CASES, WHETHER SOUNDING
IN CONTRACT OR TORT OR OTHERWISE.

BORROWER:

AMERIVISION COMMUNICATIONS, INC.,
an Oklahoma corporation


By   /s/  Stephen D. Halliday
  ---------------------------------------------
      President or Vice President

By  /s/  Scott Freeny
  ---------------------------------------------
      Secretary or Ass't Secretary



COAST:

COAST BUSINESS CREDIT,
a division of Southern Pacific Bank,
a California corporation

By  /s/ John Sternen
  ---------------------------------------------
Title:  VP - Underwriting Manager
      -----------------------------------------

--------------------------------------------------------------------------------

            COAST
                                   SCHEDULE TO
                           LOAN AND SECURITY AGREEMENT


BORROWER:     AMERIVISION COMMUNICATIONS, INC.,
              AN OKLAHOMA CORPORATION

ADDRESS:      5900 MOSTELLER DRIVE, SUITE 1850
              OKLAHOMA CITY, OKLAHOMA  73112

DATE:         FEBRUARY 1, 1999

This Schedule forms an integral part of the Loan and Security Agreement between Coast Business Credit, a division of Southern Pacific Bank, and the above-borrower of even date.

================================================================================

SECTION 2 - CREDIT FACILITIES

      SECTION 2.1 - CREDIT LIMIT:

                                             Loans in a total amount at any time
                                             outstanding not to exceed the
                                             lesser of a total of Thirty Million
                                             Dollars ($30,000,000.00) at any one
                                             time outstanding (the "Maximum
                                             Dollar Amount") or the sum of an
                                             amount not to exceed 85% of the
                                             amount of Borrower's Eligible
                                             Receivables (as defined in Section
                                             1 of this Agreement), plus an
                                             amount not to exceed 75% of the
                                             amount of Borrower's Eligible
                                             Unbilled Receivables (as defined in
                                             Section 1 of this Agreement);
                                             provided, however, effective upon
                                             the occurrence of a Triggering
                                             Event (as defined in Section 1 of
                                             this Agreement) and so long as no
                                             Event of Default then exists or
                                             would result, Loans in a total
                                             amount at any time outstanding
                                             shall thereafter not exceed the
                                             lesser of the Maximum Dollar Amount
                                             or the lesser of (a) and (b) below:

                                             (a)  Advances up to three (3) times
                                                  recurring monthly collections
                                                  received by Coast measured on
                                                  a trailing three-month moving
                                                  average up to a maximum of
                                                  seventy percent (70%) of the
                                                  orderly liquidation value of
                                                  Borrower's subscriber base, as
                                                  determined from time to time
                                                  by an appraiser acceptable to
                                                  Coast in its sole and absolute
                                                  discretion; or

                                             (b)  Four times EBITDA based on a
                                                  rolling 12 months.

     COAST BUSINESS CREDIT             SCHEDULE TO LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

                                             Notwithstanding the foregoing, at
                                             all times prior to the occurrence
                                             of a Triggering Event, Coast shall
                                             establish and maintain a five (5)
                                             month interest reserve in the
                                             amount of Six Hundred Fifty
                                             Thousand Dollars ($650,000) for
                                             interest accruing on Borrower's
                                             unsecured unsubordinated notes due
                                             to various individuals; provided,
                                             however, after the occurrence of a
                                             Triggering Event the five (5) month
                                             interest reserve shall be released
                                             and a debt reserve (the "Debt
                                             Reserve") in the amount of Eight
                                             Million Seven Hundred Thousand
                                             Dollars ($8,700,000) shall be
                                             established against the Loans which
                                             otherwise would be available under
                                             the Agreement. The Debt Reserve
                                             shall be released from time to time
                                             in an amount equal to the principal
                                             amount of each note payable by
                                             Borrower under its "APLP", "Stock
                                             Program" or "Direct Bill Programs,"
                                             other than notes payable to the
                                             Subordinated Creditors, which after
                                             the Closing Date are (a) cancelled
                                             and converted to an equity interest
                                             in Borrower, (b) retired and marked
                                             "paid in full", in accordance with
                                             its terms or by way of a prepayment
                                             provided that the prepayment: (i)
                                             will not cause a Material Adverse
                                             Effect, and (ii) consented to by
                                             Coast in its sole discretion, or
                                             (c) converted to subordinated debt
                                             pursuant to a debt subordination
                                             agreement in form and substance
                                             satisfactory to Coast.

================================================================================

SECTION 3 - INTEREST AND FEES

      SECTION 3.1 - INTEREST RATE:           A rate equal to the Prime Rate plus
                                             the applicable margin per annum set
                                             forth below, determined by
                                             reference to the Net Worth of
                                             Borrower as of the immediately
                                             preceding fiscal year end or
                                             quarter end, confirmed, in each
                                             case, by a CPA year-end or quarter
                                             audit:

                                                              Applicable Margin
                                     Net Worth                    Per Annum
                                     ---------                    ----------
                          Less than $2,000,000                        3.25%

                          Equal to or greater than $2,000,000         2.50%
                          but less than $5,000,000

                          Equal to or greater than $5,000,000         2.00%
                          but less than $10,000,000

                          Equal to or greater than $10,000,000        1.50%


                                             The interest rate applicable to all
                                             Loans shall be calculated on the
                                             basis of a 360-day year for the
                                             actual number of days elapsed and
                                             shall be adjusted monthly as of the
                                             first day of each month. The
                                             interest to be charged for each
                                             month shall be based on the highest
                                             Prime Rate in effect during the
                                             prior month, but in no event shall
                                             the rate of interest charged on any
                                             Loans in any month be less than 9%
                                             per annum.

     COAST BUSINESS CREDIT              SCHEDULE TO LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

      SECTION 3.1 - MINIMUM MONTHLY
                     INTEREST:               The amount due based on daily
                                             outstandings of not less than forty
                                             percent (40%) of the Maximum Dollar
                                             Amount.

      SECTION 3.2 - LOAN FEE:                1.00% of the Maximum Dollar Amount
                                             (i.e. $300,000), such amount being
                                             fully earned on the Closing Date,
                                             and payable Two Hundred Thousand
                                             Dollars ($200,000) on the Closing
                                             Date with the remaining One Hundred
                                             Thousand Dollars ($100,000) to
                                             become a separate term loan ("term
                                             loan"), but which shall not reduce
                                             the Credit Limit hereunder, payable
                                             six months following the Closing
                                             Date with said term loan accruing
                                             interest at the same rate as the
                                             Loans hereunder. At the end of the
                                             six month period, the term loan
                                             will be paid by adding the term
                                             loan to the outstanding Loans
                                             hereunder.

      SECTION 3.2 - FACILITY FEE:            $4,000 per quarter, payable on the
                                             Closing Date (prorated for any
                                             partial quarter at the beginning of
                                             the term of this Agreement) and on
                                             the first day of each calendar
                                             quarter thereafter during the term
                                             hereof.

      SECTION 9.1 - RENEWAL FEE:             0.50% of the Maximum Dollar Amount
                                             per year commencing on the Renewal
                                             Date.

      SECTION 9.2 - EARLY TERMINATION
                         FEE:                1. If termination occurs at anytime
                                                prior to or on the first
                                                anniversary of the Closing Date:
                                                An amount equal to the greater
                                                of (i) an amount equal to all
                                                interest due and payable during
                                                the six (6) months immediately
                                                preceding the effective date of
                                                termination, or (ii) an amount
                                                equal to the Minimum Monthly
                                                Interest multiplied by the
                                                number of full or partial months
                                                from the effective date of
                                                termination to the first
                                                anniversary of the Closing Date,
                                                or (iii) an amount equal to the
                                                average monthly interest accrued
                                                during the six (6) months
                                                immediately preceding the
                                                effective date of termination,
                                                multiplied by the number of full
                                                or partial months from the
                                                effective date of termination to
                                                the first anniversary of the
                                                Closing Date.

                                             2. If termination occurs at anytime
                                                after the first anniversary of
                                                the Closing Date: An amount
                                                equal to two percent (2%) of the
                                                Maximum Dollar Amount (as
                                                defined in this Schedule) if
                                                termination is effective after
                                                the first anniversary and before
                                                the second anniversary of the
                                                Closing Date; and one percent
                                                (1%) of the Maximum Dollar
                                                Amount, if termination occurs
                                                after the second anniversary of
                                                the Closing Date and before the
                                                Maturity Date.

================================================================================

SECTION 5 - CONDITIONS PRECEDENT

      SECTION 5.2 - MINIMUM
                      AVAILABILITY:          $300,000 provided, however, after
                                             the occurrence of a Triggering
                                             Event the Minimum Availability will
                                             be $1,000,000.

    COAST BUSINESS CREDIT              SCHEDULE TO LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

      SECTION 5.11 - OTHER DOCUMENTS
                      AND AGREEMENTS:        1.  Tri-Party Agreements with each
                                                 local exchange carrier,
                                                 including USBI and Hold;
                                             2.  Landlord Waiver regarding
                                                 Hebron Communications
                                                 Corporation;
                                             3.  Debt Subordination Agreements
                                                 from each of the Subordinated
                                                 Creditors in such amounts and
                                                 for such obligations of
                                                 Borrower as determined by Coast
                                                 in its sole discretion;
                                             4.  Debt Subordination Agreement
                                                 from Patrick Enterprises;
                                             5.  UCC-1 financing statements,
                                                 fixture filings and termination
                                                 statement with respect to
                                                 Borrower and/or AmeriTel;
                                             6.  Security Agreements (including
                                                 those covering copyrights,
                                                 patents and trademarks) of
                                                 Borrower and AmeriTel,
                                                 respectively; and
                                             7.  Lockbox Agreement/Blocked
                                                 Account Agreement of Borrower
                                                 and AmeriTel.

================================================================================

SECTION 6 - REPRESENTATIONS, WARRANTIES AND COVENANTS

      SECTION 6.2 - PRIOR NAMES OF
                      BORROWER:              Ameri-Tel Communications, Inc.

      SECTION 6.2 - PRIOR TRADE NAMES
                      OF BORROWER:           None

      SECTION 6.2 - EXISTING TRADE NAMES
                      OF BORROWER:           LifeLine

      SECTION 6.3 - OTHER LOCATIONS AND
                      ADDRESSES:             None

      SECTION 6.10 - MATERIAL ADVERSE
                      LITIGATION:

                                             - Dispute in the process of being
                                             settled for approximately
                                             $1,000,000 to be paid to settling
                                             entity over an 8 month period.
                                             Payments are subject to compliance
                                             with Negative Covenant requirements
                                             of Section 8.5(j) of Agreement and
                                             limitations contained in Section
                                             8.1 of the Schedule. The
                                             approximate $1,000,000 obligation
                                             will be evidenced by a promissory
                                             note containing provisions which
                                             subordinate the obligation in favor
                                             of Coast. There is no assurance
                                             that this matter will be so
                                             settled.

                                             - Existing accounts payable
                                             currently under dispute with
                                             WorldCom which have been reserved
                                             for pursuant to paragraph 5.17
                                             herein.

         COAST BUSINESS CREDIT        SCHEDULE TO LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------
      SECTION 6.10 - FUTURE CLAIMS AND       Borrower will promptly inform Coast
                      LITIGATION:            in writing of any claim,
                                             proceeding, litigation or
                                             investigation in the future
                                             threatened or instituted by or
                                             against Borrower involving any
                                             single claim of Fifty Thousand
                                             Dollars ($50,000) or more, or
                                             involving One Hundred Thousand
                                             Dollars ($100,000) or more in the
                                             aggregate.


================================================================================

SECTION 8 - ADDITIONAL DUTIES OF BORROWER

      SECTION 8.1 - OTHER PROVISIONS:        1.  Borrower shall at all times
                                                 maintain a Net Worth no more
                                                 negative than negative
                                                 ($12,000,000).

                                             2.  Each carrier accounts payable
                                                 of Borrower shall be kept
                                                 current during the term of this
                                                 Agreement with the exception of
                                                 existing accounts payable
                                                 currently under dispute with
                                                 WorldCom which have been
                                                 reserved for pursuant to
                                                 paragraph 5.17 herein. All
                                                 other accounts payable of
                                                 Borrower shall be paid on or
                                                 before sixty (60) days past its
                                                 invoice date, except for such
                                                 accounts payable being
                                                 contested in good faith in
                                                 appropriate proceedings and for
                                                 which adequate reserves have
                                                 been provided.

                                             3.  In connection with the Carrier
                                                 Reserve (as defined in Section
                                                 1 of this Agreement), Borrower
                                                 shall provide Coast with
                                                 Borrower's written direction to
                                                 pay directly, out of and to the
                                                 extent of the amount in the
                                                 Carrier Reserve, the amounts
                                                 due monthly to Borrower's
                                                 wholesale telecommunications
                                                 carriers (other than Hebron).

                                             4.  All transactions between
                                                 Borrower, on the one hand, and
                                                 Hebron or VisionQuest, on the
                                                 other hand, shall be on an
                                                 arms-length basis and all
                                                 charges for services rendered
                                                 by Hebron or VisionQuest shall
                                                 be comparable to charges for
                                                 similar services rendered by
                                                 competing vendors.

                                             5.  Borrower shall deliver to Coast
                                                 Borrower's audited financial
                                                 statements for fiscal years
                                                 ending 1996 and 1997 as soon as
                                                 such financial statements are
                                                 available. Such audited
                                                 financial statements shall not
                                                 contain any material adverse
                                                 change(s), as determined by
                                                 Coast in its sole discretion,
                                                 from the preliminary financial
                                                 statements for such years
                                                 previously delivered to Coast
                                                 in connection with this
                                                 Agreement.

                                             6.  Borrower may pay interest on
                                                 its obligations owing to the
                                                 Subordinated Creditors pursuant
                                                 to the provisions of each
                                                 promissory note executed by
                                                 Borrower in favor of the
                                                 Subordinated Creditor, provided
                                                 such interest payments do not
                                                 exceed in the aggregate the
                                                 amount determined in accordance
                                                 with the following formula
                                                 measured on a monthly basis:

                                             .80 X (EBIT less the principal and
                                                 interest payments due on the
                                                 Obligations under the
                                                 Agreement)

     COAST BUSINESS CREDIT             SCHEDULE TO LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

                                             provided, however, so long as no
                                             Event of Default has occurred and
                                             is continuing, Borrower may during
                                             the term of this Agreement make
                                             payments to Carl Thompson of Forty
                                             Thousand Dollars ($40,000) per
                                             month plus the sum of Forty
                                             Thousand Dollars ($40,000) on the
                                             Closing Date to be applied against
                                             the dividends payable as shown on
                                             the balance sheet of Borrower in
                                             the approximate amount of Five
                                             Hundred Forty Five Thousand Three
                                             Hundred and Thirty Dollars
                                             ($545,330) as of January 21, 1999,
                                             and

                                             provided further, that so long as
                                             (i)no Event of Default has occurred
                                             and is continuing under the terms
                                             of this Agreement, and (ii)
                                             Borrower's cash flow ratio
                                             (cumulative EBITDA/total principal
                                             amortization plus interest payments
                                             on Debt (defined below) for
                                             Borrower's current fiscal year) is
                                             at least 1.25 to 1:00 measured
                                             monthly, and (iii) Borrower's
                                             borrowing availability is equal to
                                             or greater than Five Hundred
                                             Thousand Dollars ($500,000)
                                             (availability is defined as
                                             unrestricted cash plus Loan excess
                                             availability minus the sum of
                                             (accounts payable over 60 days past
                                             invoice date except for such
                                             accounts payable being contested in
                                             good faith in appropriate
                                             proceedings and for which adequate
                                             reserves have been provided plus
                                             book overdraft plus any payments to
                                             be made to all or a portion of the
                                             Subordinated Creditors), Borrower
                                             may during the term of this
                                             Agreement make regularly scheduled
                                             payments of principal (and
                                             retroactive scheduled payments of
                                             principal that were not made during
                                             the current fiscal year) on the
                                             following subordinated notes: (a)
                                             $36,000 per month to C.A.S.E. on
                                             its $655,409 note (principal
                                             balance as at 01/01/99); provided,
                                             however, that (except as provided
                                             in the following paragraph) the
                                             principal balance outstanding on
                                             such note shall at no time fall
                                             below $300,000, (b) monthly
                                             scheduled principal payments in an
                                             amount not to exceed $25,000 to
                                             Tracy Freeny on his $3,275,108 note
                                             (principal balance as at 01/01/99);
                                             provided, however, that (except as
                                             provided in the following
                                             paragraph) the principal balance
                                             outstanding on such note shall at
                                             no time fall below $2,975,000, and

                                             provided lastly, in addition to the
                                             above principal payments, so long
                                             as (i)no Event of Default has
                                             occurred and is continuing under
                                             the terms of this Agreement, (ii)
                                             subject to the above set forth
                                             availability test, Borrower may
                                             further repay the principal balance
                                             of the debt owing to the
                                             Subordinated Creditors or to
                                             parties who have replaced the
                                             Subordinated Creditors, in an
                                             amount (exclusive of the specific
                                             payments to Carl Thompson discussed
                                             above) not to exceed 25% of
                                             Borrower's quarterly "Net Earnings"
                                             (defined as net income after tax
                                             net of extraordinary gains,
                                             measured on a cumulative basis for
                                             Borrower's current fiscal year, and
                                             based on quarterly reviewed
                                             financial statements) (the "SubDebt
                                             Net Earnings Payments").
                                             Additionally, so long as no Event
                                             of Default has occurred and is
                                             continuing under the terms

     COAST BUSINESS CREDIT             SCHEDULE TO LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

                                             of the Agreement, Borrower may pay
                                             from quarterly Net Earnings,
                                             dividend or distribution payments
                                             on ownership interests of Borrower
                                             (which include, without limitation,
                                             the scheduled settlement payments
                                             for the $1,000,000 obligation
                                             listed in Section 6.10 of the
                                             Schedule), as provided for in
                                             Section 8.5(j)(i) of the Agreement,
                                             in an amount up to 50% of
                                             Borrower's quarterly Net Earnings
                                             less any SubDebt Net Earnings
                                             Payments.

                                             Nothing in this Agreement shall be
                                             interpreted to restrict the
                                             Borrower's right to fully or
                                             partially re-finance the
                                             obligations owing to the
                                             Subordinated Creditors with the
                                             proceeds of further subordinated
                                             debt evidenced by loan
                                             documentation and subordination
                                             agreements satisfactory to Coast.

                                             ["Debt" means, as of the date of
                                             determination, the sum, but without
                                             duplication, of any and all of the
                                             Borrower's: (i) indebtedness
                                             heretofore or hereafter created,
                                             issued, incurred or assumed by such
                                             Borrower (directly or indirectly)
                                             for or in respect of money
                                             borrowed; (ii) obligations for the
                                             deferred purchase price of property
                                             or services.]

      SECTION 8.2 - INSURANCE:               Subject to the limitations set
                                             forth in Section 8.2 of the
                                             Agreement, Coast shall release to
                                             Borrower insurance proceeds with
                                             respect to Equipment totaling less
                                             than Fifty Thousand Dollars
                                             ($50,000).

      SECTION 8.3 - REPORTING:               Borrower shall provide Coast with
                                             the following:

                                                1.  Monthly Receivable agings,
                                                    aged by invoice date, within
                                                    ten (10) days after the end
                                                    of each month.

                                                2.  Monthly accounts payable
                                                    agings, aged by invoice
                                                    date, and outstanding or
                                                    held check registers within
                                                    ten (10) days after the end
                                                    of each month.

                                                3.  Monthly internally prepared
                                                    financial statements, as
                                                    soon as available, and in
                                                    any event within thirty (30)
                                                    days after the end of each
                                                    month.

                                                4.  Quarterly reviewed financial
                                                    statements, as soon as
                                                    available, and in any event
                                                    within forty-five (45) days
                                                    after the end of each fiscal
                                                    quarter of Borrower.

                                                5.  Quarterly customer lists,
                                                    including customer name,
                                                    address, and phone number.

                                                6.  Annual financial statements,
                                                    as soon as available, and in
                                                    any event within ninety (90)
                                                    days following the end of
                                                    Borrower's fiscal year,
                                                    containing the unqualified
                                                    opinion of, and certified
                                                    by, an independent certified
                                                    public accountant acceptable
                                                    to Coast.

      SECTION 8.5(b) - NEGATIVE COVENANTS
                        (ACQUIRED ASSETS)       Fifty Thousand Dollars ($50,000)



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


     COAST BUSINESS CREDIT             SCHEDULE TO LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

================================================================================

SECTION 9 - TERM

      SECTION 9.1 - MATURITY DATE:           The last Business Day of the month
                                             three (3) years from the Closing
                                             Date, subject to automatic renewal
                                             as provided in Section 9.1 of the
                                             Agreement, and early termination as
                                             provided in Section 9.2 of the
                                             Agreement.


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